UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 28, 2026
(Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14701 Charlson Road
Eden Prairie, Minnesota 55347
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 952-937-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	CHRW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On October 22, 2026, C.H. Robinson Worldwide, Inc. (the "Company") entered into a Fifth Amendment (the "Amendment") to its Credit Agreement, dated as of October 29, 2012 (as previously amended, the "Credit Agreement"). The parties to the Amendment are the Company, the guarantors party thereto, the lenders party thereto constituting the Required Lenders, and U.S. Bank National Association, as administrative agent.

The Amendment, among other things, permits the Company's previously announced acquisition of RXO, Inc. ("RXO") under the Agreement and Plan of Merger, dated as of October 4, 2026 (the "RXO Acquisition"), and the related financing transactions. It also provides that the RXO Acquisition will be a "Permitted Acquisition" and a "Material Acquisition" under the Credit Agreement, amends the pro forma calculation of Consolidated EBITDA for Material Acquisitions, including the RXO Acquisition, so that it is based on the historical financial statements of the acquired business, and revises the net leverage covenant (which remains a maximum Net Leverage Ratio of 3.75 to 1.00) to eliminate the cap on cash netting. It also provides that a Leverage Holiday will be deemed elected upon completion of the RXO Acquisition and will count as one of the two permitted Leverage Holidays.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02    Results of Operations and Financial Condition.

The following information is being "furnished" in accordance with the General Instruction B.2 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Furnished herewith as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the text of the Company's announcement regarding its financial results for the quarter ended September 30, 2026 and its earnings conference call slides.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Number	Description

10.1*
Fifth Amendment, dated as of October 22, 2026, among C.H. Robinson Worldwide, Inc., the guarantors and lenders party thereto and U.S. Bank National Association, as Administrative Agent, to the Credit Agreement, dated as of October 29, 2012, among C.H. Robinson Worldwide, Inc., the lenders party thereto and U.S. Bank National Association, as LC Issuer, Swing Line Lender and Administrative Agent, as previously amended.

99.1	Press Release dated October 28, 2026 of C.H. Robinson Worldwide, Inc.

99.2	Earnings conference call slides dated October 28, 2026

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.H. ROBINSON WORLDWIDE, INC.

	By:	/s/ Dorothy G. Capers
Dorothy G. Capers
Chief Legal Officer and Secretary

Date: October 28, 2026